UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2024

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3     Securities and Trading Markets
Item 3.03    Material Modifications to Rights of Security Holders
The information set forth in Item 5.03 below is incorporated herein in its entirety.
Section 5     Corporate Governance and Management
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (the “Trust”) (NYSE: CODI) previously announced the departure of Ryan J. Faulkingham as the Chief Financial Officer of the Company and as a regular trustee of the Trust, each effective as of August 30, 2024. Mr. Stephen Keller was appointed as Chief Financial Officer of the Company and regular trustee of the Trust, each effective August 31, 2024, immediately following Mr. Faulkingham’s separation.
On August 31, 2024, the Company and the Trust entered into the First Amendment (the “Trust Agreement Amendment”) to the Third Amended and Restated Trust Agreement dated August 3, 2021, as amended, of the Trust among the Company, as sponsor, BNY Mellon Trust of Delaware, as Delaware Trustee, and the regular trustees named therein to reflect certain technical changes in connection with the departure of Mr. Faulkingham, and the appointment of Mr. Keller, as a regular trustee, including replacing Mr. Faulkingham with Mr. Keller as the “tax matters partner” for certain tax purposes.
On August 31, 2024, the Trust and Sostratus LLC, as members of the Company, entered into the Second Amendment (the “LLC Agreement Amendment”) to the Sixth Amended and Restated Operating Agreement of the Company dated August 3, 2021, as amended, to replace Mr. Faulkingham with Mr. Keller as “partnership representative” for certain tax purposes in connection with the departure of Mr. Faulkingham, and the appointment of Mr. Keller, as the Chief Financial Officer of the Company.
The foregoing brief descriptions of the Trust Agreement Amendment and the LLC Agreement Amendment, both effective as of August 31, 2024, are not meant to be exhaustive and are qualified in their entirety by the Trust Agreement Amendment and the LLC Agreement Amendment, which are attached hereto as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

3.1	First Amendment to the Third Amended and Restated Trust Agreement of the Trust.

3.2	Second Amendment to the Sixth Amended and Restated Operating Agreement of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2024	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Elias J. Sabo

Elias J. Sabo
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2024	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Elias J. Sabo

Elias J. Sabo
Chief Executive Officer